SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 31, 1996
                                                    --------------------


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                    33-91136             33-0707612
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(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)          Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California   92626
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
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          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.    Financial Statements of Businesses Acquired

               Inapplicable

         b.    Proforma Financial Information

               Proforma Balance Sheet, September 30, 1996
               Proforma Statement of Operations for the Period July 1, 1996
                    to September 30, 1996
               Notes to Proforma Financial Information

         c.    Exhibits

               10.1 Amended and Restated Agreement of Limited Partnership
                    of Ashford Place, A Limited Partnership (previously filed)

               10.2 Amended and Restated  Agreement of Limited Partnership
                    of Lamar Plaza Apartments, L.P. (previously filed)

               10.3 Amended and Restated Certificate and Agreement
                    of Limited Partnership of Woodland, Ltd. (previously filed)

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements
                                       FS
                  WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1996




                                     ASSETS



                                                  Historical      Proforma          Proforma
                                                    Balance       Adjustments        Balance
                                                  ----------      -----------      ----------
Cash                                               $766,107       $4,436,490
                                                                    (388,750)
                                                                    (390,788)       $4,423,059


Subscriptions receivable                            450,000          388,750           838,750

Investment in limited partnerships                3,973,325        5,953,625
                                                                     390,788        10,317,738

Other assets                                            702               0                702
                                                ------------     -----------       -----------
                                                 $5,190,134      $10,390,115       $15,580,249
                                                ============     ===========       ===========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Notes payable to limited partnerships              $2,482,421     $5,953,625        $8,436,046
Accrued fees and expenses due to
general partner and affiliates                         83,373              0            83,373
                                                -------------    -----------       -----------
                                                    2,565,794      5,953,625         8,519,419
                                                -------------    -----------       -----------

Partners' capital
  General partner                                      (3,578)        (7,740)         (11,318)
  Limited partners                                  2,627,918      4,444,230         7,072,148
                                                -------------    -----------       -----------
        Total partners' equity                       2,624,340      4,436,490         7,060,830
                                                -------------    -----------       -----------
                                                   $5,190,134    $10,390,115       $15,580,249
                                                =============    ===========       ===========



                                 - Unaudited -
            See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

             For the Period July 1, 1996 (date operations commenced)
                              to September 30, 1996



                                                  Historical        Proforma          Proforma
                                                    Balance         Adjustments        Balance
                                                  ----------        -----------      ----------

Interest income                                       $2,427                            $2,427
                                                      ------                            ------
Operating expense
Amortization                                             418                               418
Legal and accounting                                      44                                44
                                                      ------                            ------
Total operating expense                                  462                               462
                                                      ------                            ------

Income from operations                                 1,965                             1,965

Equity in loss of limited partnerships                (2,040)         (3,200)           (5,240)
                                                      -------         -------           -------


Net loss                                            $    (75)        $(3,200)          $(3,275)
                                                    =========        ========          ========



                                 - Unaudited -
            See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 4 financial statements dated September 30, 1996. WNC Housing Tax Credit Fund V, L.P., Series 4 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1996, the Partnership was admitted as majority limited partner in two limited partnerships, Blessed Rock and Crescent City Apartments. Subsequent to September 30, 1996, the Partnership has acquired a limited partnership interest in four limited partnerships, Ashford Place, L.P., Lamar Plaza, Ogallalla Apartments I, L.P. and Woodland Townhomes, L.P. and is
negotiating   to  acquire   limited   partnership   interests   in  three  other
partnerships. The investments commit the Partnership to capital contributions as follows:
                  Ashford Place                $2,317,180
                  Belen Vista                     488,274
                  Hilltop                         120,814
                  Lamar                           797,842
                  Mountain Vista                  481,602
                  Ogallalla                       400,905
                  Woodland Townhomes            1,347,008
                                               ----------
                                               $5,953,625
                                               ==========


In accordance with Article 11, Proforma Financial Information of Regulation
S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $4,436,490 reflects the net proceeds from October 1, 1996 to December 31, 1996 from issuance of 5,338 units of limited partners' capital ($5,338,000 less notes receivable of $127,500, and commissions and offering costs of $774,010.) The second adjustment to cash and the adjustment to subscriptions receivable reflects the subscriptions receivable

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)




from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of $5,953,625 reflects the Partnership's acquisition of the seven limited partnership interests as if the Partnership's date of acquisition was September 30, 1996. The second adjustment to investment in limited partnerships and the third adjustment to cash of $390,788 reflects the acquisition fee for the acquisition of the identified limited partnerships.

The seven apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Crescent City Apartments had operations during the period presented prior to the Partnership's acquisition of the limited partnership interest therein (July 1, 1996 to September 25, 1996), and a proforma loss of $3,200 has been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date: March 4, 1997           By: WNC &  Associates, Inc.,
                                  General Partner

                                   By:  /s/ JOHN B. LESTER, JR.
                                            John B. Lester, Jr.,
                                            President